Safe Harbor statement

- The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

- Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Fulton Financial profile

- Regional financial holding company (formed in 1982)
- 11 bank subsidiaries; 3 financial services subsidiaries
- $8.4 billion in assets (Rank: 58th as of 9/30/02)
- $1.9 billion in market cap (Rank: 46th as of 9/30/02)
- 3rd largest commercial bank headquartered in Pennsylvania
- Lead bank founded in 1882

Our top priorities

- Sustaining strong earnings growth
- Maintaining high credit quality
- Creating financial success with clients
- Creating career success with our employees
- Enriching the communities we serve
- Growing non-interest income

What have we accomplished?

- 21 consecutive years of record earnings
- 9.3% compounded annual growth rate in earnings per share
- 29 consecutive years of dividend increases
- 10.3% compounded annual growth rate in dividends per share
- Proven business model
- Consistent high performance

2002 Performance

$1.29	Net income per share (12.2% increase over 2001)
$0.586	Cash dividends per share (10.6% increase over 2001)
1.68%	Return on Assets
15.86%	Return on Equity
52.40%	Efficiency Ratio
9.70%*	Leverage Capital Ratio

** As of September 30, 2002*

Peer group

- Commerce Bancorp
- First Commonwealth Financial
- First Financial Bancorp.
- FirstMerit Corp.
- Fulton Financial Corp
- Hudson United Bancorp.
- Mercantile Bankshares Corp.
- North Fork Bankcorp.
- Provident Bankshares Corp.
- Provident Financial Group
- Riggs National Corp.
- Sky Financial Group Inc.
- Susquehanna Bancshares
- Trust Co. of New Jersey
- TrustCo Bank Corp. of NY
- United Bankshares Inc.
- Valley National Bancorp
- Wilmington Trust Co.

Stock performance (1982 - 2002)

- WITHOUT dividend reinvestment:
  14% compounded annual rate of return

- WITH dividend reinvestment:
  18% compounded annual rate of return

Wall Street Journal

- Fulton Financial tied for 16th

- 5-year total return: 17.8%
- 10-year total return 18.5%

Assets by Affiliate

(as of 12/31/02, in thousands)

Fulton Bank	$ 3,635,000
Lafayette Ambassador Bank	1,062,000
Lebanon Valley Farmers Bank	755,000
The Bank	515,000
Woodstown National Bank	507,000
Hagerstown Trust Company	467,000
Skylands Community Bank	359,000
Delaware National Bank	312,000
FNB Bank, N.A.	307,000
Swineford National Bank	266,000
The Peoples Bank of Elkton	97,000

Where are we located?


Pennsylvania
Lycoming
Columbia
Union
Montour
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Sussex
Warren
Morris
Dauphin
Lebanon
Berks
Cumberland
Montgomery
Lancaster
Chester
York
Camden
Gloucester
New Castle
Salem
New Jersey
Washington
Frederick
Maryland
Cecil
Atlantic
Cape May
Sussex
Delaware
The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Skylands Financial Corporation
Swineford National Bank
Woodstown National Bank

FULTON FINANCIAL CORPORATION

Our Market Position

- 1st, 2nd or 3rd in 10 of 30 counties
- Hold 17.4% of potential market in the top 10 counties
- Average market share in the top 10 counties: 22.3%

Source: FDIC

Market demographics

For the counties in which Fulton Financial has a banking presence:

- In New Jersey, Delaware and Maryland, the anticipated average population growth of these counties exceeds that of each of these states as a whole.
- In Pennsylvania, these counties, on average, exceed the state in all demographic areas.

County population growth 1990 to 2000


Above 20%
10 - 20%
0 - 10%
Below 0%

Source: Federal Reserve Bank, Third District

Building on our key strengths

- Sound risk management
- Strong capital position
- Independent network of community banks/ decentralized operating philosophy
- Coordinated product development process
- Common technology/operations platform and investment/trust services platform
- Well-developed acquisition strategy
- Talented and dedicated employees

Building on our strengths

- Sound risk management

=

- Limited exposure to loss

Net charge-Offs to Average Loans


0.90
0.60
0.30
-
Top 50
Peer
FFC
0.55
0.34
0.22
90
91
92
93
94
95
96
97
98
99
00
01
9.02
02

Source: SNL Financial Datasource

Non-Performing Assets to Total Assets



1.80
1.40
1.00
0.60
0.20
Top 50
Peer
FFC
0.67
0.59
0.47
90
91
92
93
94
95
96
97
98
99
00
01
9/02
02

Loan diversification


12%
11%
32%
13%
32%
Consumer and Other
Residential Mortgage
Commercial Loans
Home Equity
Commercial Mortgage

Experience of our Lenders

- The officers who oversee all lending have each worked in this capacity at Fulton for more than 20 years.
- This consistency should enable Fulton Financial to maintain its high asset quality in the future.

Summary of Larger loans

- Only 16 relationships with commitments to lend of $20 million or more
- Maximum individual commitment of $30 million
- Average commercial loan commitment is $550,000
- Loans and corresponding relationships are within Fulton's geographical market area

Commercial Loan Concentration by Industry (as of 12/31/02)

Industry	%
Services	16.3
R/E - Rental	15.3
Construction	11.4
Manufacturing	11.3
Retail	9.2
Wholesale	7.5
Agriculture	6.8
Health Care	6.2
R/E - Subdividers	5.2
Transportation	4.7
R/E - Holding	2.8
Other	2.0
Financial Services	1.3

Net interest Margin



5.50
5.00
4.50
4.00
3.50
Top 50
Peer
FFC
4.35
4.20
4.12
90
91
92
93
94
95
96
97
98
99
00
01
9/02
02

Source: SNL Financial Datasource

Interest Rate "Shocks" (as of 12/31/02)

mpact on Net Interest Income:

Rate Change	NII Change (Annual)	% Change
+300 bp	+ $ 26.7 million	+ 8.8%
+200 bp	+ $ 18.7 million	+ 6.1%
+100 bp	+ $ 11.6 million	+ 3.8%
-100 bp	- $ 16.0 million	- 5.3%

6 Month Cumulative Gap: 1.08

Source: FFC Asset/Liability Modeling

Deposit composition trends

	Dec. '02	Dec. '01
Non Interest-Bearing Demand	17%	17%
Interest-Bearing Demand	16%	13%
Money Market	13%	13%
Savings	10%	10%
Time Deposits	39%	42%
Customer Repos	5%	5%
Total Deposits	100%	100%

Funding sources
as of 12/31/02


2%
10%
10%
78%
Deposits and Customer Repurchase Agreements
Capital
Other Borrowings
Other Liabilities

Building on our strengths

- Strong Capital Position

=

- Capital for growth, acquisitions, share buyback programs

Capital

(At September 30, 2002)

■ Total Capital (GAAP):	$853 million
■ Total Risk-based Capital:	$835 million
■ Ratios:	
➢ Total RB Capital	14.1%
➢ Tier 1 RB Capital	12.8%
➢ Leverage Capital	9.7%

Leverage capital

Optimal Minimums:

- Total Capital $723 million
- Leverage Ratio: 8.0% (approx.)

- **Excess Capital: $130 MILLION**

Moody's Investor Service

- Short-term deposits P-1
- Long-term deposits A-1

Fitch Ratings

- Short-term deposits F-1
- Long-term deposits A

Building on our strengths

- Independent community banks and decentralized operating philosophy

=

- Customer retention

Survey results

- **96%** of customers are Extremely or Very Satisfied with their Fulton Financial affiliate bank

Building on our strengths

- Coordinated product development

=

- Continued non-interest income growth

Centralized products

- Residential Mortgages
- Investment Management
- Brokerage Services
- Non-property and casualty insurance (whole life, term life, long-term care)
- On-line banking through the Internet
- Debit/Credit cards
- Cash management
- Specialized lending (leasing and indirect)
- International Services

Composition of Total Revenues



100%
80%
60%
40%
20%
0%
16.0%
16.2%
16.9%
17.9%
19.4%
22.9%
25.0%
96
97
98
99
00
01
02
Other Income
Net Interest Income

Other Income (YTD 12/31/02)

	2002	2001	$	%
		(dollars in thousands)		
Invt Mgt & Trust	$ 29,114	$ 27,138	$ 1,976	7%
Mort. Sales & Serv.	17,154	11,782	5,372	46%
Service Charges	15,217	14,203	1,014	7%
Overdraft Fees	14,979	12,036	2,943	24%
Other Special Fees	14,004	11,191	2,813	25%
Cash Mgt Fees	7,306	6,149	1,157	19%
Success Card Fees	4,991	4,053	938	23%
Merchant Fees	4,026	3,631	395	11%
Total	$ 106,791	$ 90,183	$ 16,608	18%

Fulton Mortgage Company

- Established April 2001
- New entity to coordinate residential mortgage lending throughout FFC
  - Expanded, competitive product line to customers of all affiliates
  - In partnership with each affiliate, focused management team on residential mortgages
  - Entry into new markets for FFC

Other Income of Selected Affiliates*

(2002 vs. 2001)

BANK	2002	2001	Increase
Delaware	$1,824	$ 1,385	31.7%
Woodstown	3,298	2,566	28.5
Lafayette Ambassador	7,877	6,266	25.7
Skylands	1,828	1,524	19.9
The Bank	3,853	3,233	19.2

*** Excludes mortgage sale gains.**

Growth in Other Income


100.0
80.0
60.0
40.0
20.0
0.0
10.6%
13.3%
10.4%
10.6%
13.4%
14.3%
35.8
18.4%
95
96
97
98
99
00
01
02

* Restated for Drovers Bancshares

Fulton Financial Advisors, N.A.

When formed: (May 1, 2000)

$3.0 billion; $1.7 billion in assets under management

As of: (December 31, 2002)

$4.7 billion; $3.3 billion in assets under management
(includes assets of Dearden, Maguire, Weaver and Barrett)

Products and Services

- Personal trust
- Asset management
- Retirement services
- Brokerage
- Insurance
- Corporate trust
- Cash management
- Private banking

Investment Management & Trust Services



36.0
30.0
24.0
18.0
12.0
6.0
0.0
13.2%
22.1%
26.8%
18.0%
31.6%
7.4%
1997
1998
1999
2000
2001
2002
Fulton Fin Adv
Dearden Maguire

Building on our strengths

- Bank stock portfolio

=

- Additional income source

Bank stock gains
(percent contribution to EPS)



9 %
8 %
7 %
6 %
5 %
4 %
3 %
2 %
1 %
0 %
91
92
93
94
95
96
97
98
99
00
01
02

Building on our strengths

- Common technology and operations

=

- Lower costs

Efficiency Ratio


65.0
60.0
55.0
50.0
45.0
90
91
92
93
94
95
96
97
98
99
00
01
9/02
02
Top 50
Peer
FFC
55.6
54.7
52.4

Source: SNL Financial Datasource

Efficiency of Previous Acquisitions

		Efficiency Ratio	
Bank	Year Acquired	Year Acquired	2002
Skylands Comm. Bank	2000	55.7	46.5
Lebanon Valley Farmers	1998	57.0	45.7
Hagerstown Trust	1994	59.1	57.0

Building on our strengths

- Well-developed acquisition strategy

=

- Continued growth and strong performance

Acquisitions

- Premier Bancorp, Inc. (pending)
- Drovers & Mechanics Bank
- 18 Sovereign Bank Branches
- Dearden, Maguire, Weaver and Barrett, Inc.
- Skylands Community Bank
- Ambassador Bank of the Commonwealth
- Lebanon Valley National Bank
- Peoples Bank of Elkton
- Woodstown National Bank & Trust Company
- Bank of Gloucester County
- Delaware National Bank
- Central Pennsylvania Savings Association
- Hagerstown Trust Company
- Denver National Bank
- Great Valley Savings Association
- First National Bank of Danville
- Second National Bank of Nazareth
- Lafayette Trust Bank
- Pen Argyl National Bank
- Swineford National Bank
- Farmers Trust Bank

Premier Bancorp, Inc.

- Lead banking subsidiary - Premier Bank, a $600 million state chartered bank headquartered in Doylestown, PA
- Seven full-service offices serving Montgomery, Bucks and Northampton counties

	For 9 months ended 09/30/02
•Return on Assets	0.82%
•Return on Common Equity	18.49%
•Efficiency Ratio	58.80%
•Net Charge-offs	0.18%
•NPAs/ Assets	0.85%

Premier Bancorp, Inc.
-- An excellent strategic fit

- Historical double-digit growth in deposits, loans, fee income and net income
- Strong asset quality
- Premier branches are contiguous to and within current affiliate bank markets

What do we look for?

- High growth areas
- Strong performance
- Asset quality
- Talented people

New acquisitions

What changes?

- Replicate strong credit culture
- Loan review
- Investments
- Asset/liability management
- Compliance
- Common operating platform
- Audit

New acquisitions

What stays the same?

- Bank name
- Board of Directors
- Management team
- Employees

Benefits to new affiliates

- Increased non-interest income due to introduction of new products and services
- Additional capital
- Increased lending capacity
- Reduced expenses
- Management focus on growth and customer service
- Proven merger/conversion expertise

Building on our strengths

- Talented and dedicated people

=

- Outstanding customer service
- Superior implementation of Strategic Plan elements

Employee opinion survey (June 2002)

- Customer service
- Management team performance
- Company image and mission
- Team orientation
- Technology and systems
- Training and development
- Sales orientation
- Work effectiveness
- Pay and benefits
- Employee satisfaction

(Survey administered by BAI Survey Services)

Possible future expansion


Pennsylvania
New Jersey
Maryland
Delaware
Virginia
Current Markets
Future Expansion

Looking ahead

- Continue to build on our strengths
- Continue to rely on the expertise and skill of our employees
- Stick to banking basics while preparing for the future
- Enhance customer relationship management efforts

Board of directors

- Focused on maximizing shareholder value with at least a 10% annual increase in earnings per share

Fulton Financial Corporation

Rufus A. Fulton, Jr.
Chairman and Chief Executive Officer

R. Scott Smith, Jr.
President and Chief Operating Officer

Charles J. Nugent
Sr. Executive Vice President/CFO

Richard J. Ashby, Jr.
Executive Vice President

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
(717) 291-2411